                                                                   Exhibit 10.14

                 SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE

                                   AGREEMENT



                           Dated as of April __, 1999



                                     among



                          SKYLYNX COMMUNICATIONS, INC.



                                      and



                       THE PURCHASERS LISTED ON EXHIBIT A

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I  Purchase and Sale of Preferred Stock............................................................       1

   Section 1.1    Purchase and Sale of Stock...............................................................       1
                  --------------------------
   Section 1.2    The Conversion Shares....................................................................       1
                  ---------------------
   Section 1.3    Purchase Price and Closing...............................................................       1
                  --------------------------
   Section 1.4    Warrants.................................................................................       2
                  --------
ARTICLE II  Representations and Warranties.................................................................       2

   Section 2.1    Representation and Warranties of the Company.............................................       2
                  --------------------------------------------
     (a)     Organization, Good Standing and Power.........................................................       2
             -------------------------------------
     (b)     Authorization; Enforcement....................................................................       2
             --------------------------
     (c)     Capitalization................................................................................       3
             --------------
     (d)     Issuance of Shares............................................................................       4
             ------------------
     (e)     No Conflicts..................................................................................       4
             ------------
     (f)     Commission Documents, Financial Statements....................................................       5
             ------------------------------------------
     (g)     Subsidiaries..................................................................................       5
             ------------
     (h)     No Material Adverse Change....................................................................       6
             --------------------------
     (i)     No Undisclosed Liabilities....................................................................       6
             --------------------------
     (j)     No Undisclosed Events or Circumstances........................................................       6
             --------------------------------------
     (k)     Indebtedness..................................................................................       6
             ------------
     (l)     Title to Assets...............................................................................       7
             ---------------
     (m)     Actions Pending...............................................................................       7
             ---------------
     (n)     Compliance with Law...........................................................................       7
             -------------------
     (o)     Taxes.........................................................................................       7
             -----
     (p)     Certain Fees..................................................................................       7
             ------------
     (q)     Disclosure....................................................................................       8
             ----------
     (r)     Operation of Business.........................................................................       8
             ---------------------
     (s)     Environmental Compliance......................................................................       8
             ------------------------
     (t)     Books and Record Internal Accounting Controls.................................................       9
             ---------------------------------------------
     (u)     Material Agreements...........................................................................       9
             -------------------
     (v)     Transactions with Affiliates..................................................................       9
             ----------------------------
     (w)     Securities Act of 1933........................................................................       9
             ----------------------
     (x)     Governmental Approvals........................................................................      10
             ----------------------
     (y)     Employees.....................................................................................      10
             ---------
     (z)     Absence of Certain Developments...............................................................      10
             -------------------------------
     (aa)    Use of Proceeds...............................................................................      11
             ---------------
     (ab)    Public Utility Holding Company Act and Investment Company Act Status..........................      12
             --------------------------------------------------------------------
     (ac)    ERISA.........................................................................................      12
             -----
     (ad)    Dilutive Effect...............................................................................      12
             ---------------

   Section 2.2    Representations and Warranties of the Purchasers.........................................      12
                  ------------------------------------------------
     (a)     Organization and Standing of the Purchasers...................................................      12
             -------------------------------------------
     (b)     Authorization and Power.......................................................................      12
             -----------------------
     (c)     No Conflicts..................................................................................      13
             ------------
     (d)     Acquisition for Investment....................................................................      13
             --------------------------
     (e)     Accredited Purchasers.........................................................................      13
             ---------------------
     (f)     Rule 144......................................................................................      13
             --------
     (g)     Conversion Restrictions.......................................................................      14
             -----------------------
     (h)     General.......................................................................................      14
             -------

ARTICLE III  Covenants.....................................................................................      14

   Section 3.1    Securities Compliance....................................................................      14
                  ---------------------
   Section 3.2    Registration and Listing.................................................................      15
                  ------------------------
   Section 3.3    Inspection Rights........................................................................      15
                  -----------------
   Section 3.4    Compliance with Laws.....................................................................      15
                  --------------------
   Section 3.5    Keeping of Records and Books of Account..................................................      15
                  ---------------------------------------
   Section 3.6    Reporting Requirements...................................................................      15
                  ----------------------
   Section 3.7    Amendments...............................................................................      16
                  ----------
   Section 3.8    Other Agreements.........................................................................      16
                  ----------------
   Section 3.9    Distributions............................................................................      16
                  -------------
   Section 3.10   Status of Dividends......................................................................      16
                  -------------------
   Section 3.11   Rule 144A................................................................................      17
                  ---------
   Section 3.12   Regulation S.............................................................................      17
                  ------------
   Section 3.13   Reservation of Shares....................................................................      18
                  ---------------------
   Section 3.14   Transfer Agent Instructions..............................................................      18
                  ---------------------------
   Section 3.15   Lock-up Agreements by Company Stockholders...............................................      18
                  ------------------------------------------
   Section 3.16   Limitations on the Transfer of Shares by the Purchasers..................................      19
                  -------------------------------------------------------
   Section 3.17   Purchase Option..........................................................................      19
                  ---------------
   Section 3.18   Release of Purchase Price................................................................      19
                 -------------------------
ARTICLE IV  Conditions.....................................................................................      19

   Section 4.1    Conditions Precedent to the Obligation of the Company to Sell the Shares.................      19
                  ------------------------------------------------------------------------
     (a)     Accuracy of each of the Purchaser's Representations and Warranties............................      20
             ------------------------------------------------------------------
     (b)     Performance by the Purchasers.................................................................      20
             -----------------------------
     (c)     No Injunction.................................................................................      20
             -------------
   Section 4.2    Conditions Precedent to the Obligation of the Purchasers to Purchase the Shares..........      20
                  -------------------------------------------------------------------------------
     (a)     Accuracy of the Company's Representations and Warranties......................................      20
             --------------------------------------------------------
     (b)     Performance by the Company....................................................................      20
             --------------------------
     (d)     No Suspension, etc............................................................................      20
             ------------------
     (e)     No Injunction.................................................................................      21
             -------------
     (f)     No Proceedings or Litigation..................................................................      21
             ----------------------------
     (g)     Certificate of Designations of Rights and Preferences.........................................      21
             -----------------------------------------------------
     (i)     Registration Rights Agreement.................................................................      21
             -----------------------------
     (j)     Preferred Stock Certificates..................................................................      21
             ----------------------------
     (k)     Resolutions...................................................................................      21
             -----------
     (l)     Reservation of Shares.........................................................................      21
             ---------------------
     (m)     Transfer Agent Instructions...................................................................      22
             ---------------------------
     (n)     Secretary's Certificate.......................................................................      22
             -----------------------
ARTICLE V  Registration Rights.............................................................................      22

ARTICLE VI  Stock Certificate Legend.......................................................................      22

   Section 6.1    Legend...................................................................................      22
                  ------

ARTICLE VII  Termination...................................................................................      23

   Section 7.1    Termination by Mutual Consent............................................................      23
                  -----------------------------
   Section 7.2    Other Termination........................................................................      23
                  -----------------
   Section 7.3    Effect of Termination....................................................................      23
                  ---------------------

ARTICLE VIII  Indemnification..............................................................................      24

   Section 8.1    General Indemnity........................................................................      24
                  -----------------
   Section 8.2    Indemnification Procedure................................................................      24
                  -------------------------
ARTICLE IX  Miscellaneous..................................................................................      25

   Section 9.1    Fees and Expenses........................................................................      25
                  -----------------
   Section 9.2    Specific Enforcement, Consent to Jurisdiction............................................      25
                  ---------------------------------------------
   Section 9.3    Entire Agreement; Amendment..............................................................      26
                  ---------------------------

   Section 9.4    Notices..................................................................................      26
                  -------
   Section 9.5    Waivers..................................................................................      27
                  -------
   Section 9.6    Headings.................................................................................      27
                  --------
   Section 9.7    Successors and Assigns...................................................................      27
                  ----------------------
   Section 9.8    No Third Party Beneficiaries.............................................................      27
                  ----------------------------
   Section 9.9    Governing Law............................................................................      27
                  -------------
   Section 9.10   Survival.................................................................................      27
                  --------
   Section 9.11   Counterparts.............................................................................      28
                  ------------
   Section 9.12.  Publicity................................................................................      28
                  ---------
   Section 9.13   Severability.............................................................................      28
                  ------------
   Section 9.14   Further Assurances.......................................................................      28
                  ------------------

                 SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE

                                   AGREEMENT

     This SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT (the

"Agreement") is dated as of April __, 1999 by and among SkyLynx Communications,
----------
Inc., a Colorado corporation (the "Company"), and each of the Purchasers of
                                   -------
shares of Series D Convertible Preferred Stock of the Company whose name is set forth on Exhibit A hereto (each a "Purchaser" and collectively, the
                                   ---------
"Purchasers").
 ----------

     The parties hereto agree as follows:


                                   ARTICLE I

Purchase and Sale of Preferred Stock


     Section 1.1  Purchase and Sale of Stock.  Upon the following terms and
                  --------------------------
conditions, the Company shall issue and sell to the Purchasers and the Purchasers shall purchase from the Company, the number of shares of the Company's Series D Convertible Preferred Stock, par value $.01 per share (the

"Preferred Shares"), at a purchase price of $1,000 per share, set forth with
-----------------
respect to such Purchaser on Exhibit A hereto. Upon the following terms and conditions, the Purchasers shall be issued Warrants, in substantially the form attached hereto as Exhibit B (the "Warrants"), to purchase the Company's Common
                                   --------
Stock, par value $.001 per share (the "Common Stock"). The designation, rights,
                                       ------------
preferences and other terms and provisions of the Series D Convertible Preferred Stock are set forth in the Certificate of Designations attached hereto as Exhibit C (the "Certificate of Designations"). The Company and the Purchasers
                ---------------------------
are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and
               ------------
Exchange Commission (the "Commission") under the Securities Act of 1933, as
                          ----------
amended (the "Securities Act").
              --------------

     Section 1.2  The Conversion Shares.  The Company has authorized and has
                  ---------------------
reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock, to effect the conversion of the Preferred Shares and exercise of the Warrants. Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the "Conversion Shares"
                                                              -----------------
and the "Warrant Shares", respectively.  The Preferred Shares, the Conversion
         --------------
Shares and the Warrant Shares are sometimes collectively referred to as the

"Shares".
-------

     Section 1.3  Purchase Price and Closing.  The Company agrees to issue and
                  --------------------------
sell to the Purchasers and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly, agree to purchase that number of the Preferred Shares set forth opposite their respective names on Exhibit A. The aggregate purchase price of the Preferred Shares being acquired by each Purchaser (the "Purchase Price") is set forth opposite such Purchaser's name on Exhibit A. The closing of the purchase and sale of the Preferred Shares to be acquired by the Purchasers from the Company under this Agreement shall take place at the offices of Kelley Drye & Warren LLP, 101 Park Avenue New York, New York (the "Closing") at 11:00 a.m. New York Time on April
                                -------
__, 1999 or such other time and place or on such date as the Purchasers and the Company may agree upon (the "Closing Date"). On the Closing Date, the Company
                                                    ------------
shall deliver to each Purchaser a certificate for the number and series of Preferred Shares set forth opposite such Purchaser's name under the heading "Number of Preferred Shares to be Purchased" on Exhibit A hereto, registered in such Purchaser's name (or its nominee) and such Purchaser shall pay the Purchase Price by wire transfer of funds into the Company's account at Norwest Bank Colorado, N.A., ABA #102000076, Account #1063047378.

     Section 1.4  Warrants.  The Company agrees to issue to the Purchasers the
                  --------
Warrants to purchase 30,588 shares of Common Stock per $1,000,000 purchased (or such pro rata amount if more or less than $1,000,000 is purchased). The Warrants shall have an exercise price of $8.17 (as such price may be adjusted from time to time as shall result from the adjustments specified in Section 4 of the Warrants) and shall expire at the later of (i) the date of the first anniversary of the issuance date of such Warrant and (ii) the date six (6) months following an underwritten public offering of any security of the Company (an "Offering").
                                                                    --------


                                   ARTICLE II

Representations and Warranties


     Section 2.1  Representation and Warranties of the Company.  The Company
                  --------------------------------------------
hereby makes the following representations and warranties to the Purchasers:

          (a)  Organization, Good Standing and Power.  The Company is a
               -------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Colorado and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company does not have any subsidiaries except as set forth in the Company's Form 10-KSB for the year ended December 31, 1998, including the accompanying financial statements (the "Form 10-KSB") or on
                                                      -----------
Schedule 2.1(a) hereto.  The Company and each such subsidiary is duly qualified
---------------
as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a material adverse effect on the Company's financial condition.

          (b)  Authorization; Enforcement.  The Company has the requisite
               --------------------------
corporate power and authority to enter into and perform this Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 3.14), the Registration Rights Agreement attached hereto as Exhibit D (the "Registration
                                                                 ------------
Rights Agreement") and the Warrants (collectively, the

"Transaction Documents") and to issue and sell the Shares in accordance with the
 ---------------------
terms of this Agreement, the Certificate of Designations and the Warrants. The execution, delivery and performance of the Transaction Documents and the Certificate of Designations by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required. This Agreement has been duly executed and delivered by the Company. The Registration Rights Agreement will have been duly executed and delivered by the Company at the Closing. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

               (c) Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of April 16, 1999 are set forth on Schedule 2.1(c) hereto. All of the outstanding shares of the
             --------------
Company's Common Stock and Series D Convertible Preferred Stock, and of any other series of the Company's preferred stock, if any, have been duly and validly authorized. Except as set forth in the Form 10-KSB, the Articles or on
Schedule 2.1(c) hereto, no shares of Common Stock or Series D Convertible
--------------
Preferred Stock or any other shares of any of series the Company's preferred stock, if any, are entitled to preemptive rights or registration rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company. Furthermore, except as set forth in this Agreement and the Registration Rights Agreement and as set forth in the Form 10-KSB, the Articles or on Schedule 2.1(c), there are
                                                    ---------------
no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of the capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company. Except for customary transfer restrictions contained in agreements entered into by the Company in order to sell restricted securities or as provided on Schedule 2.1 (c) hereto, the Company is not a party to any
               ----------------
agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. Except as provided on Schedule
                                                                        --------
2.1(c), the Company is not a party to, and it has no knowledge of, any agreement
------
restricting the voting or transfer of any shares of the capital stock of the Company. Except as set forth on Schedule 2.1(c) hereto, the offer and sale of
                                 ---------------
all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable Federal and state securities laws, and no stockholder has a right of rescission or damages with respect thereto which would have a Material Adverse Effect (as defined in
Section 2.1(e) herein) on the Company's financial condition or operating results. The Company has furnished to each Purchaser a true, complete and correct copy of the Company's Articles of Incorporation, with any and all amendments thereto, as in effect on the date hereof (the "Articles"), and the
                                                          --------
Company's Bylaws, with any and all amendments thereto, as in effect on the date hereof (the "Bylaws").
             ------

          (d)  Issuance of Shares.  The Preferred Shares to be issued at the
               ------------------
Closing have been duly authorized by all necessary corporate action and, when paid for or issued in accordance with the terms hereof, the Preferred Shares shall be validly issued and outstanding, fully paid and nonassessable and entitled to the rights and preferences set forth in the Certificate of Designations. When the Conversion Shares and the Warrant Shares are issued in accordance with the terms of the Preferred Shares as set forth in the Certificate of Designations and the Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock. A sufficient number of shares of Common Stock (subject to adjustment as pursuant to the Company's covenant set forth in Section 3.13 below) has been duly authorized and reserved for issuance upon conversion of the Preferred Shares and upon exercise of the Warrants.

          (e)  No Conflicts.  The execution, delivery and performance of the
               ------------
Transaction Documents by the Company, the performance by the Company of its obligations under the Certificate of Designations and the consummation by the Company of the transactions contemplated herein and therein do not (i) violate any provision of the Articles or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) to the best of the Company's knowledge, result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including Federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, except, in all cases other than violations pursuant to clause (i) above, for such conflicts, defaults, terminations, amendments, acceleration, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. For the purposes of this Agreement, "Material Adverse Effect" means any adverse effet
                             -----------------------
on the business, operations, properties, prospects, or financial condition of the Company or its subsidiaries and which is material to such entity or other entities controlling or controlled by such entity. The business of the Company and its subsidiaries is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents or the Certificate of Designations, or issue and sell the Preferred Shares, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing, any registration statement which may be filed pursuant hereto, and the Certificate of Designations with the Secretary of State of the State of Colorado); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of each Purchaser herein.

          (f)  Commission Documents, Financial Statements.  The Common Stock of
               ------------------------------------------
the Company is registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, except as disclosed
                                       ------------
in the Form 10-KSB or on Schedule 2.1(f) hereto, the Company has timely filed
                         ---------------
all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the "Commission Documents"). The Company
                                         --------------------
has delivered or made available to each of the Purchasers true and complete copies of the Commission Documents filed with the Commission since December 16, 1998. The Company has not provided to any of the Purchasers any material non-public information or other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective dates, the Form 10-KSB for the year ended December 31, 1998 and the Form 10-QSB for the fiscal quarter ended September 30, 1998 complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents, and, as of their respective dates, none of the Form 10-KSB and the Form 10-QSB referred to above contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on
                                                              ----
a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company and its subsidiaries as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
          (g)  Subsidiaries.  Schedule 2.1(g) hereto sets forth each subsidiary
               ------------   ---------------
of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of each applicable person's ownership of the outstanding stock or other interests of such subsidiary. Each subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. For the purposes of this Agreement, "subsidiary"
                                                                 ----------
shall mean any corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other subsidiaries. All of the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, and are fully paid and nonassessable. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any subsidiary for the purchase or acquisition of any shares of capital stock of any subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any subsidiary.

          (h)  No Material Adverse Change.  Since September 30, 1998, the date
               --------------------------
through which the most recent quarterly report of the Company on Form 10-QSB has been prepared and filed with the Commission, a copy of which is included in the Commission Documents, the Company has not experienced or suffered any Material Adverse Effect, except as disclosed on Schedule 2.1(h) hereto.
                                       ---------------

          (i)  No Undisclosed Liabilities.  To the best of the Company's
               --------------------------
knowledge, except as disclosed on Schedule 2.1(i)  hereto, neither the Company
                                  ---------------
nor any of its subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company's or its subsidiaries respective businesses since December 31, 1998 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company or its subsidiaries.

          (j)  No Undisclosed Events or Circumstances.  No event or circumstance
               --------------------------------------
has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

          (k)  Indebtedness.  The Form 10-KSB or Schedule 2.1(k) hereto sets
               ------------                      ---------------
forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any subsidiary, or for which the Company or any subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" shall mean (a)
                                                   ------------
any liabilities for borrowed money or amounts owed in excess of $25,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $25,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any subsidiary is in default with respect to any Indebtedness.

          (l)  Title to Assets.  Each of the Company and the subsidiaries has
               ---------------
good title to all of its real and personal property reflected in the Commission Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except as that, individually or in the aggregate, do not cause a Material Adverse Effect on the Company's financial condition or operating results. All said leases of the Company and each of its subsidiaries are valid and subsisting and in full force and effect.

          (m)  Actions Pending.  There is no action, suit, claim, investigation
               ---------------
or proceeding pending or, to the knowledge of the Company, threatened against the Company or any subsidiary which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth on Schedule 2.1(m) hereto, there is no
                                           ---------------
action, suit, claim, investigation or proceeding pending or, to the knowledge of the Company, threatened, against or involving the Company, any subsidiary or any of their respective properties or assets. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any subsidiary or any officers or directors of the Company or subsidiary in their capacities as such.

          (n)  Compliance with Law.  The business of the Company and the
               -------------------
subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as that, individually or in the aggregate, do not cause a Material Adverse Effect. The Company and each of its subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

          (o)  Taxes.  The Company and each of the subsidiaries has accurately
               -----
prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the financial statements of the Company and the subsidiaries for all current taxes and other charges to which the Company or any subsidiary is subject and which are not currently due and payable, except for taxes, if unpaid, individually or in the aggregate, do not and would not have a Material Adverse Effect on the Company or its subsidiaries. None of the federal income tax returns of the Company or any subsidiary for the years subsequent to December 31, 1996 has been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal or state) pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

          (p)  Certain Fees.  Except as set forth on Schedule 2.1(p) hereto, no
               ------------                          ---------------
brokers, finders or financial advisory fees or commissions will be payable by the Company or any subsidiary or any of the Purchasers with respect to the transactions contemplated by this Agreement.

          (q)  Disclosure.  To the best of the Company's knowledge, neither this
               ----------
Agreement or the Schedules hereto nor any other documents, certificates or instruments furnished to each of the Purchasers by or on behalf of the Company or any subsidiary in connection with the transactions contemplated by this Agreement contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made herein or therein, in the light of the circumstances under which they were made herein or therein, not misleading.

          (r)  Operation of Business.  The Company and each of the subsidiaries
               ---------------------
owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations as set forth in the Form 10-KSB and on

Schedule 2.1(r) hereto, and all rights with respect to the foregoing, which are
---------------
necessary for the conduct of its business as now conducted without any conflict with the rights of others.

          (s)  Environmental Compliance.  Except as disclosed in the Form 10-KSB
               ------------------------
or on Schedule 2.1(s) hereto, the Company and each of its subsidiaries have
      ---------------
obtained all material approvals, authorization, certificates, consents, licenses, orders and permits or other similar authorizations of all governmental authorities, or from any other person, that are required under any
Environmental Laws.  The Form 10-KSB or Schedule 2.1(s) hereto sets forth all
                                        ---------------
material permits, licenses and other authorizations issued under any Environmental Laws to the Company or its subsidiaries. "Environmental Laws"
                                                         ------------------
shall mean all applicable laws relating to the protection of the environment including, without limitation, all requirements pertaining to reporting, licensing, permitting, controlling, investigating or remediating emissions, discharges, releases or threatened releases of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, materials or wastes, whether solid, liquid or gaseous in nature, into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous substances, chemical substances, pollutants, contaminants or toxic substances, material or wastes, whether solid, liquid or gaseous in nature. Except as set forth in the Form 10-KSB or on Schedule 2.1(s) hereto, the Company has all
                               ---------------
necessary governmental approvals required under all Environmental Laws and used in its business or in the business of any of its subsidiaries. The Company and each of its subsidiaries are also in compliance with all other limitations, restrictions, conditions, standards, requirements, schedules and timetables required or imposed under all Environmental Laws. Except for such instances as would not individually or in the aggregate have a Material Adverse Effect, there are no past or present events, conditions, circumstances, incidents, actions or omissions relating to or in any way affecting the Company or its subsidiaries that violate or may violate any Environmental Law after the Closing or that may give rise to any environmental liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any Environmental Law, or (ii) based on or related to the manufacture, processing, distribution, use, treatment, storage (including without limitation underground storage tanks), disposal, transport or handling, or the emission, discharge, release or threatened release of any hazardous substance. "Environmental Liabilities" means all liabilities of a person (whether such
--------------------------
liabilities are owed by such person to governmental authorities, third parties or otherwise) whether currently in existence or arising hereafter which arise under or relate to any Environmental Law.

          (t)  Books and Record Internal Accounting Controls.  The records and
               ---------------------------------------------
documents of the Company and its subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company or any subsidiary.

          (u)  Material Agreements.  Except as set forth in the Form 10-KSB or
               -------------------
on Schedule 2.1(u) hereto, neither the Company nor any subsidiary is a party to
   ---------------
any written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement, a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-3 or applicable form (collectively, "Material Agreements") if the Company or any subsidiary were
                     -------------------
registering securities under the Securities Act. The Company and each of its subsidiaries have in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and, to the best of the Company's knowledge are not in default under any Material Agreement now in effect, the result of which could cause a Material Adverse Effect. No written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company or of any subsidiary limits or shall limit the payment of dividends on the Company's Preferred Shares, other preferred stock, if any, or its Common Stock.

          (v)  Transactions with Affiliates.  Except as set forth in the Form
               ----------------------------
10-KSB or on Schedule 2.1(v) hereto, there are no loans, leases, agreements,
             ---------------
contracts, royalty agreements, management contracts or arrangements or other continuing transactions exceeding $50,000 between (a) the Company, any subsidiary or any of their respective customers or suppliers on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of its subsidiaries, or any person owning any capital stock of the Company or any subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.

          (w)  Securities Act of 1933.  The Company has complied and will comply
               ----------------------
with all applicable Federal and state securities laws in connection with the offer, issuance and sale of the Preferred Shares and the Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Preferred Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of the Preferred Shares and the Warrants under the registration provisions of the Securities Act and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Preferred Shares and the Warrants.

          (x)  Governmental Approvals.  Except as set forth in the Form 10-KSB
               ----------------------
or on Schedule 2.1(x) hereto, and except for the filing of any notice prior or
      ---------------
subsequent to the Closing that may be required under applicable state and/or Federal securities laws (which if required, shall be filed on a timely basis), including the filing of a registration statement or statements pursuant to the Registration Rights Agreement, and the filing of the Certificate of Designations with the Secretary of State for the State of Colorado, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Preferred Shares, or for the performance by the Company of its obligations under the Transaction Documents or the Certificate of Designations.

          (y)  Employees.  Neither the Company nor any subsidiary has any
               ---------
collective bargaining arrangements or agreements covering any of its employees, except as set forth in the Form 10-KSB or on Schedule 2.1(y) hereto. Except as
                                              ---------------
set forth in the Form 10-KSB or on Schedule 2.1(y) hereto, neither the Company
                                   ---------------
nor any subsidiary has any employment contract, agreement regarding proprietary information, non-competition agreement, non-solicitation agreement, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company or such subsidiary. Since December 31, 1998, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, could have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.

          (z)  Absence of Certain Developments.  Except as provided in the Form
               -------------------------------
10-KSB or on Schedule 2.1(z) hereto, since December 31, 1998, neither the
             ---------------
Company nor any subsidiary has:

               (i) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;

               (ii) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company's or such subsidiary's business;

               (iii) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

               (iv) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

               (v) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

               (vi) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to each of the Purchasers or their representatives;

               (vii) suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

               (viii) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

               (ix) made capital expenditures or commitments therefor that aggregate in excess of $100,000;

               (x) other than the transactions contemplated by this Agreement, entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

               (xi) made charitable contributions or pledges in excess of $25,000;

               (xii) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

               (xiii) experienced any material problems with labor or management in connection with the terms and conditions of their employment;

               (xiv) effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries; or

               (xv) entered into an agreement, written or otherwise, to take any of the foregoing actions.

          (aa)  Use of Proceeds.  The proceeds from the sale of the Preferred
                ---------------
Shares will be used by the Company for acquisitions of national and local Internet Service Providers listed on Schedule 2.1(aa) attached hereto.
                                    -----------------

          (ab)  Public Utility Holding Company Act and Investment Company Act
                -------------------------------------------------------------
Status.  The Company is not a "holding company" or a "public utility company" as
------                         ---------------        ----------------------
such terms are
defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon Closing will not be, an "investment company" or a company "controlled" by an "investment-------------- company," within the meaning of the Investment Company Act of 1940, as amended.
-------

          (ac)  ERISA.  No liability to the Pension Benefit Guaranty Corporation
                -----
has been incurred with respect to any Plan by the Company or any of its subsidiaries which is or would be materially adverse to the Company and its subsidiaries. The execution and delivery of this Agreement and the issue and sale of the Preferred Shares will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided that, if any of the Purchasers, or any person or entity that owns a beneficial interest in any of the Purchasers, is an "employee
                                                                 --------
pension benefit plan" (within the meaning of Section 3(2) of ERISA) with respect
--------------------
to which the Company is a "party in interest" (within the meaning of Section
                           -----------------
3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(ac), the term "Plan" shall
                                                                 ----
mean an "employee pension benefit plan" (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.

          (ad)  Dilutive Effect.  The Company understands and acknowledges that
                ---------------
the number of Conversion Shares issuable upon conversion of the Preferred Shares and the Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Preferred Shares in accordance with this Agreement and the Certificate of Designations and its obligations to issue the Warrant Shares upon the exercise of the Warrants in accordance with this Agreement and the Warrants, is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interest of other stockholders of the Company.

     Section 2.2   Representations and Warranties of the Purchasers.  Each of
                   ------------------------------------------------
the Purchasers hereby makes the following representations and warranties to the Company with respect solely to itself and not with respect to any other
Purchaser:

          (a)  Organization and Standing of the Purchasers.  If the Purchaser is
               -------------------------------------------
an entity, such Purchaser is a corporation or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

          (b)  Authorization and Power.  The Purchaser has the requisite power
               -----------------------
and authority to enter into and perform this Agreement and to purchase the Preferred Shares being sold to it hereunder. The execution, delivery and performance of this Agreement and the Registration Rights Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action (if the Purchaser is an entity), and no further consent or authorization of such

Purchaser or its Board of Directors, stockholders, or partners, as the case may be, is required. Each of this Agreement and the Registration Rights Agreement has been duly authorized, executed and delivered by such Purchaser.

          (c)  No Conflicts.  The execution, delivery and performance of this
               ------------
Agreement and the Registration Rights Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser's charter documents or bylaws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which such Purchaser is a party, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a Material Adverse Effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or to purchase the Preferred Shares in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

          (d)  Acquisition for Investment.  Such Purchaser is purchasing the
               --------------------------
Preferred Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with distribution. Such Purchaser does not have a present intention to sell the Preferred Shares, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Preferred Shares to or through any person or entity;

provided,  however, that by making the representations herein and subject to
--------  --------
Section 2.2(f) below, such Purchaser does not agree to hold the Preferred Shares for any minimum or other specific term and reserves the right to dispose of the Preferred Shares at any time in accordance with Federal securities laws applicable to such disposition. Such Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Preferred Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

          (e)  Accredited Purchasers.  Such Purchaser is an "accredited
               ---------------------                         ----------
investor" as defined in Regulation D promulgated under the Securities Act.

          (f)  Rule 144.  Such Purchaser understands that the Shares must be
               --------
held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such person is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act ("Rule 144"),
                                                                     --------
and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 is not available, such person will be unable to sell any Preferred Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

          (g)  Conversion Restrictions.  Notwithstanding anything to the
               -----------------------
contrary set forth herein or in the Certificate of Designations, in no event shall any holder be entitled to convert Series D Preferred Stock in excess of that number of shares of Series D Convertible Preferred Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the shares of Series D Convertible Preferred Stock with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, nonconverted shares of Series D Convertible Preferred Stock beneficially owned by the holder and its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(a), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

          (h)  General.  Such Purchaser understands that the Shares are being
               -------
offered and sold in reliance on a transactional exemption from the registration requirement of Federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Shares.

                                  ARTICLE III

                                   Covenants


     The Company covenants with each of the Purchasers as follows, which covenants are for the benefit of the Purchasers and their permitted assignees (as defined herein).

     Section 3.1   Securities Compliance.
                   ---------------------

             (a) The Company shall notify the Commission in accordance with their rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Preferred Shares, Warrants, Conversion Shares and Warrants Shares as required under Regulation D, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Preferred Shares and the Warrant Shares to each of the Purchasers or subsequent holders.

             (b) The Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchasers set forth herein in order to determine the applicability of Federal and state securities laws exemptions and the suitability of such Purchasers to acquire the Preferred Shares.

     Section 3.2   Registration and Listing.  The Company will cause its Common
                   ------------------------
Stock to continue to be registered under Sections 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, will comply with all requirements related to any registration statement filed pursuant to this Agreement or the Registration Rights Agreement, and will not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act, except as permitted herein. The Company will take all action necessary to continue the listing or trading of its Common Stock on the over-the-counter electronic bulletin board (the "OTC Bulletin Board") or any relevant market or system, if applicable, and
      ------------------
will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of NASD, the Nasdaq system or any relevant market or system.

     Section 3.3   Inspection Rights.  The Company shall permit, during normal
                   -----------------
business hours and upon reasonable request and reasonable notice, each Purchaser or any employees, agents or representatives thereof, so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding, to examine and make reasonable copies of and extracts from the records and books of account of, and visit and inspect the properties, assets, operations and business of the Company and any subsidiary, and to discuss the affairs, finances and accounts of the Company and any subsidiary with any of its officers, consultants, directors, and key employees.

     Section 3.4   Compliance with Laws.  The Company shall comply, and cause
                   --------------------
each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could have a Material Adverse Effect.

     Section 3.5   Keeping of Records and Books of Account.  The Company shall
                   ---------------------------------------
keep and cause each subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

     Section 3.6   Reporting Requirements.  The Company shall furnish the
                   ----------------------
following to each Purchaser so long as such Purchaser shall be obligated hereunder to purchase the Preferred Shares or shall beneficially own any Preferred Shares, or shall own Conversion Shares which, in the aggregate, represent more than 2% of the total combined voting power of all voting securities then outstanding:

          (a) Quarterly Reports filed with the Commission on Form 10-QSB as soon as available, and in any event within 45 days after the end of each of the first three fiscal quarters of the Company or such later date pursuant to an extension granted by the Commission;

          (b) Annual Reports filed with the Commission on Form 10-KSB as soon as available, and in any event within 90 days after the end of each fiscal year of the Company or such later date pursuant to an extension granted by the Commission; and

          (c) Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.

     Section 3.7   Amendments.  The Company shall not amend or waive any
                   ----------
provision of the Articles or Bylaws of the Company, or Registration Rights Agreement in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the holders of the Preferred Shares.

     Section 3.8   Other Agreements.  The Company shall not enter into any
                   ----------------
agreement in which the terms of such agreement would restrict or impair the right or ability to perform of the Company or any subsidiary under any Transaction Document or the Certificate of Designations.

     Section 3.9   Distributions.  So long as any Preferred Shares or Warrants
                   --------------
remain outstanding, the Company agrees that it shall not (i) declare or pay any dividends or make any distributions to any holder(s) of Common Stock or (ii) purchase or otherwise acquire for value, directly or indirectly, any Common Stock or other equity security of the Company.

     Section 3.10  Status of Dividends.  The Company covenants and agrees that
                   -------------------
(i) no Federal income tax return or claim for refund of Federal income tax or other submission to the Internal Revenue Service will adversely affect the Preferred Shares, any other series of its Preferred Stock, or the Common Stock, and any deduction shall not operate to jeopardize the availability to Purchasers of the dividends received deduction provided by Section 243(a)(1) of the Code or any successor provision, (ii) in no report to shareholders or to any governmental body having jurisdiction over the Company or otherwise will it treat the Preferred Shares other than as equity capital or the dividends paid thereon other than as dividends paid on equity capital unless required to do so by a governmental body having jurisdiction over the accounts of the Company or by a change in generally accepted accounting principles required as a result of action by an authoritative accounting standards setting body, and (iii) other than pursuant to this Agreement or the Certificate of Designations, it will take no action which would result in the dividends paid by the Company on the Preferred Shares out of the Company's current or accumulated earnings and profits being ineligible for the dividends received deduction provided by
Section 243(a)(1) of the Code. The preceding sentence shall not be deemed to prevent the Company from designating the Preferred Stock as "Convertible Preferred Stock" in its annual and quarterly financial statements in accordance with its prior practice concerning other series of preferred stock of the Company. In the event that the Purchasers have reasonable cause to believe that dividends paid by the Company on the Preferred Shares out of the Company's current or accumulated earnings and profits will not be treated as eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision, the Company will, at the request of the Purchasers of 51% of the outstanding Preferred Shares, join with the Purchasers in the submission to the Service of a request for a ruling that dividends paid on the Shares will be so eligible for Federal income tax purposes. In addition, the Company will reasonably cooperate with the Purchasers (at Purchasers' expense) in any litigation, appeal or other proceeding challenging or contesting any ruling, technical advice, finding or determination that earnings and profits are not eligible for the dividends received deduction provided by Section 243(a)(1) of the Code, or any successor provision to the extent that the position to be taken in any such litigation, appeal, or other proceeding is not contrary to any provision of the Code or incurred in connection with any such submission, litigation, appeal or other proceeding. Notwithstanding the foregoing, nothing herein contained shall be deemed to preclude the Company from claiming a deduction with respect to such dividends if (i) the Code shall hereafter be amended, or final Treasury regulations thereunder are issued or modified, to provide that dividends on the Preferred Shares or Conversion Shares should not be treated as dividends for Federal income tax purposes or that a deduction with respect to all or a portion of the dividends on the Shares is allowable for Federal income tax purposes, or (ii) in the absence of such an amendment, issuance or modification and after a submission of a request for ruling or technical advice, the service shall rule or advise that dividends on the shares should not be treated as dividends for Federal income tax purposes. If the Service determines that the Preferred Shares or Conversion Shares constitute debt, the Company may file protective claims for refund.

     Section 3.11   Rule 144A.  The Company covenants and agrees that if the
                    ---------
Company fails to register the Conversion Shares within 150 days from the Closing Date under the terms and conditions of the Registration Rights Agreement attached hereto as Exhibit E, then for so long as any of the Preferred Shares remain outstanding and continue to be "restricted securities" within the meaning
                                       ---------------------
of Rule 144 under the Securities Act, the Company shall make available to the Purchasers in connection with any sale thereof, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of the Preferred Shares pursuant to Rule 144A, if applicable.

     Section 3.12   Regulation S.  The Company covenants and agrees that if the
                    ------------
Company fails to (i) file a registration statement within 30 days from the Closing Date and/or (ii) register the Conversion Shares within 90 days from the Closing Date, under the terms and conditions of the Registration Rights Agreement attached hereto as Exhibit E, then for so long as any of the Preferred Shares or Conversion Shares remain outstanding and continue to be "restricted
                                                                   ----------
securities" within the meaning of Rule 144 under the Securities Act, the Company
----------
shall, in order to permit resales of the Preferred Shares or Conversion Shares pursuant to Regulation S under the Securities Act, (a) continue to file all material required to be filed pursuant to Section 13(a) or 15(d) of the Exchange Act, and (b) not knowingly engage in directed selling efforts in connection with the resale of securities by any Purchaser under Regulation S.

     Section 3.13   Reservation of Shares. So long as any of the Preferred
                    ---------------------
Shares or Warrants
remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 200% of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.

     Section 3.14  Transfer Agent Instructions.  The Company shall issue
                   ---------------------------
irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of each Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants in the form of Exhibit F attached hereto (the "Irrevocable Transfer Agent Instructions").
                                ---------------------------------------
Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 6.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.14 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 3.14 shall affect in any way each Purchaser's obligations and agreements set forth in Section 6.1 to comply with all applicable prospectus delivery requirements, if any, upon resale of the Shares. If a Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.14 will cause irreparable harm to the Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.14 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.14, that the Purchasers shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     Section 3.15  Lock-up Agreements by Company Stockholders.  The Company
                   ------------------------------------------
shall have each of the current stockholders listed on Schedule 3.15 attached
                                                      -------------
hereto (the "Primary Stockholders") holding shares of Common Stock or other
             --------------------
Company securities convertible into Common Stock, including, without limitation, the Series A, B and C Convertible Preferred Stock to execute a lock-up agreement, whereby each of such Primary Stockholders agrees not to sell, assign or otherwise transfer (except as otherwise provided on Schedule 3.15) any of
                                                       -------------
his/her shares of Common Stock or other Company securities convertible into Common Stock, including, without limitation, the Series A, B and C Convertible Preferred Stock for a period beginning on the Closing Date and ending on February 1, 2000,

     Section 3.16   Limitations on the Transfer of Shares by the Purchasers.
                    -------------------------------------------------------
None of the Purchasers shall, without the prior written consent of the Company, offer, sell, contract to sell, pledge, hypothecate, grant any option to purchase or otherwise dispose of ("Transfer"), directly or indirectly, the Shares on or
                          --------
before the ninetieth (90th) day following the date on which the Commission declares effective a registration statement filed by the Company on Form S-1 registering shares of Common Stock in an Offering; provided, however, the
                                                   --------  -------
Purchaser may Transfer any Preferred Shares so long as the transferees shall agree to be bound by the terms and provisions of this Agreement, the Certificate of Designations, the Registration Rights Agreement and the Irrevocable Transfer Agent Instructions; and, provided further, that if on December 31, 1999 an
                    ---  ----------------
Offering has not been completed, the Purchasers may sell their Shares without any restriction.

     Section 3.17   Purchase Option.  If the Company (i) fails to complete an
                    ---------------
Offering within one (1) year of the Closing Date and (ii) at such time the Company's Common Stock has a five (5) Five Day Average Share Price of less than $3.00 (which Five Day Average Share Price may be adjusted for stock splits, subdivision or combination of shares of Common Stock, or reclassification), each Purchaser shall have the option upon forty-five (45) days prior written notice to purchase in an equitable manner any assets (other than those assets located within the city limits of Fresno, California) acquired by the Company at any time after the Closing Date, on a pro rata basis, for up to $the Purchase Price paid by such Purchaser at a purchase price equal to the purchase price paid for the assets by the Company at the time of acquisition. The Company shall not sell any of the Assets on or before the second anniversary of the Closing Date without the prior written consent of the Purchasers. Capitalized terms used in this Section 3.17 and not otherwise defined in this Agreement shall have the respective meanings specified in the Certificate of Designations.

     Section 3.18   Release of Purchase Price.  The Company shall place 58.3% of
                    -------------------------
the proceeds from the sale of the Preferred Shares to each Purchaser in a segregated account at Norwest Bank Colorado, N.A. and shall apply such proceeds solely to acquire the national and local Internet Service Providers listed on
Schedule 2.1(aa) attached hereto; provided, however, if upon the fifteenth
----------------                  --------  -------
(15th) month anniversary of the Closing Date, the Company has not fully utilized such proceeds, such proceeds shall be released from the segregated account at Norwest Bank Colorado, N.A. solely for general corporate purposes to the Company.

                                  ARTICLE IV

Conditions

     Section 4.1    Conditions Precedent to the Obligation of the Company to
                    --------------------------------------------------------
Sell the Shares. The obligation hereunder of the Company to issue and sell the
---------------
Preferred Shares and the Warrants to the Purchasers is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

          (a)       Accuracy of each of the Purchaser's Representations and
                    -------------------------------------------------------
Warranties.  The representations and warranties of each Purchaser shall be true
----------
and correct in all material respects as of the date when made and as of the Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

          (b)       Performance by the Purchasers.  Each Purchaser shall have
                    -----------------------------
performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

          (c)       No Injunction. No statute, rule, regulation, executive
                    ------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

     Section 4.2    Conditions Precedent to the Obligation of the Purchasers to
                    -----------------------------------------------------------
Purchase the Shares.  The obligation hereunder of each Purchaser to acquire and
-------------------
pay for the Preferred Shares and the Warrants is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion.

          (a)       Accuracy of the Company's Representations and Warranties.
                    --------------------------------------------------------
Each of the representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a particular date), which shall be true and correct in all material respects as of such date.

          (b)       Performance by the Company. The Company shall have
                    --------------------------
performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

          (c)       No Suspension, etc. From the date hereof to the Closing
                    ------------------
Date, trading in the Company's Common Stock shall not have been suspended by the Commission (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to Closing), and, at any time prior to the Closing, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or
                              ---------
limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on the New York Stock Exchange, or on the OTC Bulletin Board, nor shall a banking moratorium have been declared either by the United States or New York State authorities, nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on, or any material adverse change in any financial market which, in each case, in the judgment of such Purchaser, makes it impracticable or inadvisable to purchase the Preferred Shares.

          (d)  No Injunction.  No statute, rule, regulation, executive order,
               -------------
decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (e)  No Proceedings or Litigation.  No action, suit or proceeding
               ----------------------------
before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

          (f)  Certificate of Designations of Rights and Preferences.  Prior to
               -----------------------------------------------------
the Closing, the Certificate of Designations of the Rights and Preferences for the Preferred Shares in the form of Exhibit C attached hereto shall have been filed with the Secretary of State of Colorado.

          (g)  Registration Rights Agreement.  At the Closing, the Company shall
               -----------------------------
have executed and delivered the Registration Rights Agreement to each Purchaser.

          (h)  Preferred Stock Certificates.  The Company shall have executed
               ----------------------------
and delivered to each Purchaser the stock certificates (in such denominations as such Purchaser shall request) for the Preferred Shares being purchased by such Purchaser at the Closing.

          (i)  Resolutions.  The Board of Directors of the Company shall have
               -----------
adopted resolutions consistent with Section 2.1(b) above in a form reasonably acceptable to such Purchaser (the "Resolutions").
                                   -----------

          (j)  Reservation of Shares.  As of the Closing Date, the Company shall
               ---------------------
have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to at least 200% of the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares outstanding on the Closing Date and the number of Warrant Shares issuable upon exercise of the number of Warrants assuming such Warrants were granted on the Closing Date (after giving effect to the Preferred Shares to be issued on the Closing Date and assuming all such Preferred Shares and Warrants were fully convertible or exercisable on such date regardless of any limitation on the timing or amount of such conversions or exercises).

          (k)  Transfer Agent Instructions.  The Irrevocable Transfer Agent
               ---------------------------
Instructions, in the form of Exhibit F attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (l)  Secretary's Certificate.  The Company shall have delivered to
               -----------------------
such

Purchaser a secretary's certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the Articles, (iii) the Bylaws, (iv) the Certificate of Designations, each as in effect at the Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

                                   ARTICLE V

Registration Rights

     At the Closing, the Company and each Purchaser shall enter into a Registration Rights Agreement in the form attached hereto as Exhibit E (the "Registration Rights Agreement").
------------------------------

                                  ARTICLE VI

Stock Certificate Legend


     Section 6.1   Legend.  Each certificate representing the Preferred Shares,
                   ------
and, if appropriate, securities issued upon conversion thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "blue sky"
laws):

     THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR SKYLYNX COMMUNICATIONS, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

     The Company agrees to reissue certificates representing the Preferred Shares without the legend set forth above if at such time, prior to making any transfer of any Preferred Shares or Conversion Shares, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration of such Preferred Shares or Conversion Shares under the Securities Act is not required in connection with such proposed transfer; or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either: (i) in the opinion of Company counsel, the registration or qualification under the securities or "blue sky" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "blue sky" laws has been effected. The Company will use its best efforts to respond to any such notice from a holder within ten (10) days. In the case of any proposed transfer under this Section 6, the Company will use reasonable efforts to comply with any such applicable state securities or "blue sky" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in Section 6.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement.


                                  ARTICLE VII

Termination


     Section 7.1   Termination by Mutual Consent.  This Agreement may be
                   -----------------------------
terminated at any time prior to the Closing by the mutual written consent of the Company and the Purchasers.

     Section 7.2   Other Termination.  This Agreement may be terminated by the
                   -----------------
action of the Board of Directors of the Company or by any one or more of the Purchasers at any time if the Closing shall not have been consummated by the Closing Date, as long as the failure to so consummate is not the fault of the terminating party.

     Section 7.3   Effect of Termination.  In the event of termination by the
                   ---------------------
Company or any one or more of the Purchasers, written notice thereof shall forthwith be given to the other party and the transactions contemplated by this Agreement and the Registration Rights Agreement shall be terminated without further action by either party. If this Agreement is terminated as provided in
Section 7.1 or 7.2 herein, this Agreement shall become void and of no further force and effect, except for Sections 9.1 and 9.2, and Article VIII herein. Nothing in this Section 7.3 shall be deemed to release the Company or any Purchaser from any liability for any breach under this Agreement or the Registration Rights Agreement, or to impair the rights of the Company and the Purchasers to compel specific performance by the other party of its obligations under this Agreement and the Registration Rights Agreement.


                                 ARTICLE VIII

Indemnification


     Section 8.1   General Indemnity.  The Company agrees to indemnify and hold
                   -----------------
harmless the Purchasers (and their directors, officers, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorney's fees, charges and disbursements) incurred by the Purchasers as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. Each Purchaser, severally but not jointly, agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys fees, charges and disbursements) incurred by the Company as result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein.

     Section 8.2   Indemnification Procedure.  Any party entitled to
                   -------------------------
indemnification under this Article VIII (an "indemnified party") will give
                                             -----------------
written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VIII except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an indemnified party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the indemnified party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. In the event that the indemnifying party advises an indemnified party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VIII to the contrary, the indemnifying party shall not, without the indemnified party's prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the indemnified party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the indemnified party of a release from all liability in respect of such claim. The indemnification required by this Article VIII shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the indemnified party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and
(b) any liabilities the indemnifying party may be subject to pursuant to the law.

                                  ARTICLE IX

Miscellaneous


     Section 9.1   Fees and Expenses.  Except as otherwise set forth in this
                   -----------------
Agreement, the Registration Rights Agreement or the Certificate of Designations, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp or other similar taxes and duties levied in connection with issuance of the Preferred Shares pursuant hereto.

     Section 9.2   Specific Enforcement, Consent to Jurisdiction.
                   ---------------------------------------------

          (a) The Company and the Purchasers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Registration Rights Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the Registration Rights Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) Each of the Company and the Purchasers (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Registration Rights Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchasers consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 9.2 shall affect or limit any right to serve process in any other manner permitted by law.

     Section 9.3   Entire Agreement; Amendment.  This Agreement contains the
                   ---------------------------
entire understanding of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents or the Certificate of Designations, neither the Company nor any of the Purchasers makes any representations, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least two-thirds (2/3) of the Preferred Shares then outstanding, and no provision hereof may be waived other than by an a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents or the Certificate of Designations unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.

     Section 9.4   Notices.  Any notice, demand, request, waiver or other
                   -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:    SkyLynx Communications, Inc.
                      600 South Cherry Street
                      Suite 305
                      Denver, CO  80246
                      Attention: Jeffery A. Mathias, President and CEO
                      Fax: (303) 316-0404

with copies to:       Kelley Drye & Warren LLP
                      281 Tresser Boulevard
                      Stamford, Connecticut 06901
                      Attention: M. Ridgway Barker
                      Telephone Number: (203) 324-1400
                      Fax: (203) 327-2669


If to any Purchaser:  At the address of such Purchaser set forth on
                      Exhibit A to this Agreement, with copies to Purchaser's counsel as set forth on Exhibit A or as specified in writing by such Purchaser.

     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.

     Section 9.5   Waivers.  No waiver by either party of any default with
                   -------
respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 9.6   Headings.  The article, section and subsection headings in
                   --------
this Agreement are for convenience only and shall not constitute a part of this Agreement for any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

     Section 9.7   Successors and Assigns.  This Agreement shall be binding upon
                   ----------------------
and inure to the benefit of the parties and their successors and assigns. After Closing, the assignment by a party to this Agreement of any rights hereunder shall not affect the obligations of such party under this Agreement.

     Section 9.8   No Third Party Beneficiaries.  This Agreement is intended for
                   ----------------------------
the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 9.9   Governing Law.  This Agreement shall be governed by and
                   -------------
construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.

     Section 9.10  Survival.  The representations and warranties of the Company
                   --------
and the Purchasers contained in: (i) Section 2.1(o) shall survive until the expiration of the statute of limitations applicable to the matters covered thereby (giving effect to any waiver, mitigation or extension thereof); (ii)
Section 2.1(s) shall survive until three years after the Closing Date; and (iii) those contained in Article II, with the exception of Sections 2.1(o) and (s), shall survive the execution and delivery hereof and the Closing until the date two years from the Closing Date, and the agreements and covenants set forth in Articles I, III, V, VII, VIII and IX of this Agreement shall survive the execution and delivery hereof and the Closing hereunder until the Purchasers in the aggregate beneficially own (determined in accordance with Rule 13d-3 under the Exchange Act) less than 2% of the total combined voting power of all voting securities then outstanding, provided, that Sections 3.1, 3.2, 3.4, 3.5, 3.7, 3.8, 3.9, 3.10, 3.11 and 3.12 shall not expire until the Registration Statement required by Section 2 of the Registration Rights Agreement is no longer required to be effective under the terms and conditions of Registration Rights Agreement.

     Section 9.11  Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event any signature is delivered by facsimile transmission, the party using such means of delivery shall cause four additional executed signature pages to be physically delivered to the other parties within five days of the execution and delivery hereof.

     Section 9.12. Publicity. The Company agrees that it will not disclose, and
                   ---------
will not include in any public announcement, the name of the Purchasers, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

     Section 9.13   Severability.  The provisions of this Agreement, the
                    ------------
Certificate of Designations and the Registration Rights Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement, the Certificate of Designations or the Registration Rights Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, the Certificate of Designations or the Registration Rights Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

     Section 9.14   Further Assurances.  From and after the date of this
                    ------------------
Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchasers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Certificate Designations, and the Registration Rights Agreement.

              [Remainder of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorize officer as of the date first above written.


                              SKYLYNX COMMUNICATIONS, INC.


                              By:____________________________________
                                 Name:
                                 Title:



                              _______________________________________


                              By:____________________________________
                                 Name:
                                  Title:



                              _______________________________________


                              By:____________________________________
                                 Name:
                                 Title:



                              _______________________________________


                              By:____________________________________
                                 Name:
                                 Title:

                               EXHIBIT A to the
            SERIES D CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT

                       FOR SKYLYNX COMMUNICATIONS, INC.


Names and Address      Number of Preferred     Dollar Amount
of Purchasers          Shares Purchased        of Investment     Issuance Date
-------------------    --------------------    ---------------   -------------